UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 19, 2004

FUELCELL ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-14204	06-0853042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Great Pasture Road, Danbury, Connecticut	06813
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (203) 825-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 1, 2004, pursuant to an asset purchase agreement (the “Asset Purchase Agreement”) dated October 19, 2004, FuelCell Energy, Ltd., a wholly-owned Canadian subsidiary of FuelCell Energy, Inc. (“FuelCell”) transferred substantially all of its solid oxide fuel cell (SOFC) assets and operations to Versa Power Systems, Ltd., a wholly-owned Canadian subsidiary of Versa Power Systems, Inc. (“Versa”). In exchange, FuelCell received 5,714 shares of Versa common stock, increasing FuelCell’s ownership position in Versa to 7,714 shares, or 42 percent. In connection with the transaction, FuelCell was also granted a second seat on Versa’s board, which was increased from six to seven members. FuelCell filed a Form 8-K with the Commission on October 25, 2004 disclosing its entry into the Asset Purchase Agreement, and filed a Form 8-K with the Commission on November 5, 2004 disclosing the consummation of the transaction.

As disclosed in the Form 8-K filed on November 5, 2004, FuelCell pledged the Versa shares received in the transaction to Enbridge, Inc. (“Enbridge”), the holder of all of the Class A Cumulative Redeemable Exchangeable Preferred Shares issued by FuelCell Energy, Ltd. (which shares FuelCell refers to as the “Series 1 Preferred Shares”), pursuant to a Share Pledge Agreement, dated November 1, 2004, between FuelCell and Enbridge (the “Pledge Agreement”). The Pledge Agreement secures FuelCell’s existing guaranty of all of the dividend, liquidation and other obligations of FuelCell Energy, Ltd. under the Series 1 Preferred Shares, pursuant to a Guaranty, dated May 27, 2004, between FuelCell and Enbridge (the “Guaranty”). A description of the Series 1 Preferred Shares (formerly the Global Series 2 Preferred Shares) appears in FuelCell’s Annual Report on Form 10-K for its fiscal year ended October 31, 2003, as updated in FuelCell’s quarterly reports filed on Form 10-Q for FuelCell’s fiscal quarters ended January 31, April 30 and July 31, 2004.

The purpose of this Form 8-K is to file, as exhibits, the Pledge Agreement, the Guaranty and the Share Structure Attached to and Forming Part of the Restated Articles of FuelCell Energy, Ltd. which sets forth, among other things, the rights, privileges, restrictions and conditions of the Series 1 Preferred Shares (the “Share Structure Certificate”). Accordingly, a copy of the Pledge Agreement is attached hereto as exhibit 99.1; a copy of the Guaranty is attached hereto as exhibit 99.2; and a copy of the Share Structure Certificate is attached hereto as Exhibit 99.3.

The foregoing description of the Pledge Agreement and the Guaranty are qualified in their entirety by reference to the complete copies of the Pledge Agreement and the Guaranty attached hereto.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1	Share Pledge Agreement, dated November 1, 2004, between FuelCell Energy, Inc. and Enbridge, Inc.
99.2	Guaranty, dated May 27, 2004, between FuelCell Energy, Inc. and Enbridge, Inc.
99.3	Share Structure Attached to and Forming Part of the Restated Articles of FuelCell Energy, Ltd., filed with the Alberta Registrar of Corporations on May 27, 2004
99.4
Asset Purchase Agreement, dated October 19, 2004, by and among FuelCell Energy, Inc., FuelCell Energy, Ltd., Versa Power Systems, Inc. and Versa Power Systems, Ltd. (incorporated by reference to exhibit 99.1 of the Current Report on Form 8-K filed by FuelCell Energy, Inc. on October 25, 2004)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUELCELL ENERGY, INC.

Date: November 10, 2004	By:	Joseph G. Mahler
Joseph G. Mahler
Senior Vice President, Chief Financial Officer, Corporate Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Share Pledge Agreement, dated November 1, 2004, between FuelCell Energy, Inc. and Enbridge, Inc.
99.2	Guaranty, dated May 27, 2004, between FuelCell Energy, Inc. and Enbridge, Inc.
99.3	Share Structure Attached to and Forming Part of the Restated Articles of FuelCell Energy, Ltd., filed with the Alberta Registrar of Corporations on May 27, 2004
99.4
Asset Purchase Agreement, dated October 19, 2004, by and among FuelCell Energy, Inc., FuelCell Energy, Ltd., Versa Power Systems, Inc. and Versa Power Systems, Ltd. (incorporated by reference to exhibit 99.1 of the Current Report on Form 8-K filed by FuelCell Energy, Inc. on October 25, 2004)